Accounts Payable and accrued Expenses	6 Months Ended
Jun. 30, 2021
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	June 30, 2021	December 31, 2020
Accounts payable	$3,413	$4,695
Accrued operating	6,669	20,648
Accrued administrative	3,260	10,791
Accounts payable and accrued expenses	$13,342	$36,134
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 12, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.